Purchase and Sale Agreement

This Purchase and Sale Agreement is made and entered into by and between Transfac Capital, Inc, 257 East 200 South, Suite 350, Salt Lake City, Utah 84111, Attention: S. Whitfield Lee, and Labor Smart Inc. Attention: Christopher Ryan Schadel.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  Terms defined in the singular shall have the same meaning when used in the plural and vice versa.  Terms defined in the UCC shall have the meanings set forth in the UCC, except as otherwise defined herein.  As used herein, the term:

"Acceptable Account" means an Account of Client conforming to the representations, warranties, and requirements of Section 14, Acceptable Account.

"Account" shall have the meaning set forth in the UCC.

"Account Debtor" means any person or entity obligated for payment of an Account.

"Account Due Date" means seventy (70) days from the date of the invoice evidencing the Account.

“Administrative Fee” shall have the meaning set forth in Section 5, Fees and Charges.

"Advance" means an advance of any portion of the Purchase Price to or on behalf of Client.

"Advance Rate" means seventy percent (70%), or such other percent as may be determined from time to time by Transfac in its sole discretion.  Transfac may set different Advance Rates for different Account Debtors.

"Agreement" means this Purchase and Sale Agreement, together with any amendments, addenda, and modifications.

“Authorized Overadvance” means an Overadvance which Transfac elects to treat as an Authorized Overadvance.

“Authorized Overadvance Rate” means a daily rate equal to fifteen hundredths of one  percent (0.15%)  per diem.

"Banking Business Day" means any day not a Saturday, Sunday, legal holiday in the State of Utah, or day on which national banks in the State of Utah are authorized to close.

"Chargeback Account" means an outstanding Purchased Account which is past the Account Due Date or is determined to no longer be an Acceptable Account.

"Client" means Labor Smart Inc.,  a corporation organized and existing under the laws of the State of Nevada, its successors and assigns.

"Collateral" means the following personal property of Client, wherever located, now owned or existing or hereafter acquired or created, all additions and accessions thereto, all replacements, insurance or condemnation proceeds, all documents covering any of the Collateral, all leases of any of the Collateral, all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the Collateral or any interest therein, all amendments, modifications, renewals, extensions, and replacements thereof, and all products and proceeds thereof: (a) all Accounts; (b) all inventory (the "Inventory"); (c) all equipment, goods and vehicles (collectively, the "Equipment"); (d) all general intangibles, including any and all patents, trademarks and copyrights (registered or unregistered), trade secrets, domain names and addresses, and intellectual property licenses; (e) any and all promissory notes and instruments payable to or owing to Client or held by Client; any and all leases under which Client is the lessor; any and all chattel paper in favor of, owing to, or held by Client, including, without limitation, any and all conditional sale contracts or other sales agreements, whether Client is the original party or the assignee; and any and all security agreements, collateral and titles to motor vehicles which secure any of the foregoing obligations; (f) all deposit accounts, including without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due; (g) all investment property, including all interest, dividends or distributions accrued or to accrue thereon, whether or not due; (h) all documents; (i) all letter-of-credit rights; (j) all supporting obligations; and (k) all balances, deposits, debts or any other amounts or obligations of Transfac owing to Client, including, without limitation, any Reserve, whether or not due.

"Collected Payments" means collections and payments received by Transfac on Accounts of Client, less all Fees and Charges, amounts due and payable to Transfac by Client, deductions and setoffs.  Credits for Collected Payments shall be provisional and subject to final payment and collection of the deposited item.  For purposes of this Agreement, Collected Payments will not be deemed collected by Transfac until five (5) business days after the check or other payment therefore is received by Transfac.

"Contract Term" means a period of six (6) months commencing on the date of this Agreement and thereafter successive periods of twelve (12) months commencing upon completion of each prior Contract Term.

"Default Rate" means one hundred sixty seven thousandths of a percent (.167%) per diem.

"Equipment" shall have the meaning set forth in the definition of Collateral.

"Event of Default" shall have the meaning set forth in Section 25, Default and Remedies.

"Fees and Charges" means the fees and charges set forth in Section 5, Fees and Charges, and the Supplemental Fee.

"Inventory" shall have the meaning set forth in the definition of Collateral.

"Maximum Advances" means the maximum aggregate amount of Outstanding Advances, which amount shall not exceed two million dollars ($2,000,000.00), or such other amount as may be determined from time to time by Transfac in its sole discretion.

"Monthly Minimum Fee" means one half percent (.5%) of the Maximum Advances for each month of the Contract Term.

"Outstanding Advances" means Advances for which Transfac has not received Collected Payments in full and includes Advances against Chargeback Accounts for which Collected Payments in full have not been received and the full re-purchase price has not been paid.

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"Overadvance" means (a) the amount by which the Outstanding Advances exceed the Maximum Advances, or (b) the amount by which the Outstanding Advances exceed Purchased Accounts which are not Chargeback Accounts multiplied by the Advance Rate.

"Payment Conversion Fee" means (i) if Client fails to tender to Transfac any payment received by Client on a Purchased Account within three (3) Banking Business Days, as required in this Agreement, but nevertheless Client voluntarily tender’s the payment to Transfac thereafter, or if Client deposits or negotiates the received payment, the greater of fifteen percent (15%) of the face amount of such Purchased Account or one hundred dollars ($100.00), or (ii) if Client fails to tender to Transfac any payment received by Client on a Purchased Account within three (3) Banking Business Days, as required in this Agreement, and Transfac discovers on its own that Client received the payment and has failed to voluntarily tender such payment to Transfac, the greater of forty percent (40%) of the face amount of such Purchased Account or three hundred fifty dollars ($350.00).

“Prime Rate” means the prime rate as announced by JP Morgan Chase Bank N.A., adjusted from time to time as of the date of any change in the Prime Rate.

"Purchase Price" of an Account means the face amount of an Account, less the Fees and Charges.

"Purchased Account" means an Account that has been purchased by Transfac pursuant to Section 2, Purchase of Accounts.

"Reserve" shall have the meaning set forth in Section 8, Reserve.

"Serviced Account" means all Accounts of Client which are not Purchased Accounts, except as designated otherwise in writing by Transfac.

"Settlement Date" means dates set by Transfac, which dates shall be at least weekly.

"Supplemental Fee" is a shortfall fee based on the difference between the Monthly Minimum Fee and the monthly Administrative Fees, prorated for the first and last months of this Agreement.

"Transfac" means Transfac Capital, Inc, a Nevada corporation, its successors and assigns.

"UCC" means the Uniform Commercial Code, as adopted now or in the future in the State of Utah.

2. Purchase of Accounts.

Client shall submit Accounts for purchase by submitting a Schedule of Accounts and Bill of Sale, copies of the invoices listed on the Schedule of Accounts and Bill of Sale, and supporting documentation for such invoices as requested by Transfac.

Transfac may purchase from Client such Acceptable Accounts as Transfac elects and shall notify Client which Accounts are purchased by providing reports to Client.  All purchases shall be subject to the terms and conditions of this Agreement.  THE OBLIGATION OF TRANSFAC TO PURCHASE ACCOUNTS FROM CLIENT IS DISCRETIONARY AND TRANSFAC SHALL HAVE NO OBLIGATION TO PURCHASE ANY ACCOUNT FROM CLIENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT.  Transfac may decline to purchase any Account submitted by Client for any reason or for no reason, without notice, regardless of any course of conduct or past purchases of Accounts by Transfac.

Each purchase by Transfac shall be a true purchase with transfer of all legal and equitable title and shall not be deemed to be a loan or secured transaction.  Client shall thereafter have no right, title or interest in or to Purchased Accounts or payments thereof.

3. Purchase Price of Accounts.

The Purchase Price for an Account shall be payable as follows:  (i) an amount equal to the face amount of the Account multiplied by the Advance Rate shall be payable as an Advance upon purchase of the Account by Transfac; and (ii) the balance of the Purchase Price shall be payable after receipt of Collected Payments in full for the Purchased Account, such balance to be paid on the next Settlement Date; provided, however, that notwithstanding anything to the contrary in this Agreement, Transfac shall not be obligated to make any Advance if, after making the Advance, the amount of all Outstanding Advances will exceed the Maximum Advances.

4. Serviced Accounts.

No Advances shall be made against Serviced Accounts.  Except as otherwise agreed in writing by Transfac, all Serviced Accounts shall be subject to the collection procedures set forth in Section 13, Collection Procedures.

Collected Payments on Serviced Accounts shall be paid to Client on the next Settlement Date.

5. Fees and Charges.

Client shall pay Transfac the following fees and charges, which fees and charges may be deducted from Advances or from Collected Payments:

a. Administrative Fee of two percent (2.0%) of the average monthly balance of Outstanding Advances for each calendar month, or portion thereof.  Upon the occurrence of an Event of Default, the Default Rate, instead of the Administrative Fee shall be charged on all Outstanding Advances, both before and after judgment, until receipt of Collected Payments.

b. The Supplemental Fee shall be charged if the Administrative Fee is less than the Monthly Minimum Fee for any month of the Contract Term.

c. Other fees and charges for services and costs such as wire transfer of funds, overnight delivery, field audits, travel, and similar matters.  Transfac may from time to time provide a schedule of such other fees and charges.

Transfac may, upon prior notice to Client, change any fee or charge.

6. Re-Purchase Obligation and Chargeback Accounts.

If a Purchased Account is not paid in full by the Account Due Date or if at any time Transfac determines that a Purchased Account is no longer an Acceptable Account, the Purchased Account shall thereupon automatically be a Chargeback Account, unless Transfac elects, in it’s sole discretion, to treat the Chargeback Account as an Authorized Overadvance.

Except as otherwise agreed in writing by Transfac, Client shall immediately re-purchase the Chargeback Account by paying Transfac the amount of the Outstanding Advance against the Chargeback Account, plus Fees and Charges thereon.

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7. Overadvances and Authorized Overadvances.

If at any time an Overadvance exists, Client shall immediately pay to Transfac an amount equal to the Overadvance, unless Transfac elects, in it sole discretion, to treat the Overadvance as an Authorized Overadvance.  If the Overadvance is not immediately paid, interest shall accrue on the Overadvance, both before and after judgment, from the date of creation of the Overadvance until paid, at the Default Rate.  If Transfac elects to treat the Overadvance as an Authorized Overadvance, the Authorized Overadvance and interest thereon shall be due and payable upon demand or as otherwise agreed by Transfac.  Interest shall accrue on the Authorized Overadvance, both before and after judgment, from the date of creation of the Authorized Overadvance until paid, at the Authorized Overadvance Rate.

8. Reserve.

Transfac shall maintain a bookkeeping account representing an unpaid portion of the Purchase Price retained by Transfac to ensure Client’s performance with the provisions hereof (the “Reserve”).

Upon non-renewal of the Contract Term, termination of the right of Client to submit Accounts to Transfac as provided in Section 19, Renewal of Contract Term and Termination of Purchases, and payment of all amounts owing to Transfac by Client, any balance of the Reserve shall be paid to Client, provided that if Transfac has reasonable grounds to believe that any collections or other payments received by Transfac may be dishonored, voided, or preferential, or claims may be made against Transfac for which Client would be liable, Transfac may continue to hold the Reserve so long as such matters are outstanding and unresolved.

Transfac shall have no obligation to segregate, not commingle, or otherwise account for the use of the Reserve.  Client shall not be entitled to any interest on the Reserve.  The Reserve shall be a conditional obligation owed to Client by Transfac, payable in accordance with the terms and conditions of this Agreement.

9. Application of Payments and Collections.

Transfac may apply payments and recoveries first to Fees and Charges, second to outstanding and accrued interest, third to Outstanding Advances, and fourth to Overadvance.

10. Setoff and Deduction by Transfac.

As to all amounts owing to Transfac by Client, Transfac may (i) deduct such amount from Collected Payments received on Accounts, (ii) setoff and deduct such amount against Advances or any amount owing by Transfac to Client, (iii) demand payment from Client whereupon Client shall promptly pay such amount to Transfac, or (iv) exercise any combination of the alternatives set forth in this Section or available under this Agreement, at law, or in equity.

11. Excess Interest.

It is the intent of the parties to comply with any usury law applicable to this Agreement and to all amounts owing pursuant to this Agreement and it is understood and agreed that in no event and upon no contingency shall Client or any guarantor be required to pay interest in excess of the rate allowed by any laws of any state which are determined to be applicable and governing.  The intention of the parties being to conform strictly to any applicable usury laws, this Agreement shall be held to be subject to reduction to the amount allowed under any applicable and governing usury laws as now or hereafter construed by the courts having jurisdiction.  In the event Transfac receives any interest under this Agreement in excess of any highest permissible rate under any applicable and governing law, such excess interest (including simple interest thereon at the highest permissible rate which is applicable and governing) shall be promptly applied to the amounts owing by Client hereunder and then to Outstanding Advances.  To the extent such excess interest is greater than such amounts, Transfac shall promptly remit such overage to Client.

12. Reports and Audits.

Upon request, which request may be made as frequently as determined by Transfac, Client will promptly submit to Transfac a current Account Debtor list, which shall include the name, address, contact person name, phone number and fax number for each active Account Debtor and such other records and reports concerning its Accounts, Inventory, the Collateral, and operations as may be requested by Transfac.

Client shall, at any reasonable time and from time to time, permit Transfac or any representative of Transfac to conduct field audits, examine, audit, and make copies of and extracts from the records and books of, and visit and inspect the Collateral, properties and assets of, Client, and to discuss the affairs, finances, and Accounts of Client with any of Client's officers, directors, and partners and with Client's independent accountants.

13. Collection Procedures.

a. Each invoice shall be stamped or printed with a notice, in a form acceptable to Transfac, stating that the Account is payable to Transfac and providing payment instructions.  Except as agreed otherwise in writing by Transfac, Transfac shall have the exclusive right to collect and to receive all payments on all Purchased Accounts and Serviced Accounts.  Client shall not otherwise bill for, submit any invoice, or otherwise attempt to collect any Purchased Account or Serviced Account, except as authorized in writing by Transfac.  Transfac is authorized to notify Account Debtors of the assignment and purchase of Client's Accounts and to direct Account Debtors to make all payments on Purchased Accounts and Serviced Accounts directly to Transfac.

b. Client authorizes Transfac to contact Account Debtors concerning verification and payment of Accounts.

c. All collections of Purchased Accounts and Serviced Accounts shall be handled by Transfac.  Collection of Accounts in a commercially reasonable manner does not require, and Transfac is not obligated, to commence any legal action, including the sending of an attorney's demand letter, to collect any Account.  Client acknowledges and agrees that Transfac is not a collection agency and will not provide debt collection services for Client's Accounts.  If any Purchased Account or Serviced Account is not timely paid, Transfac may, but is not obligated to, engage a collection agency, attorney or other service provider to collect Purchased Accounts or Serviced Accounts.  All commissions, fees and charges of any such collection agency, attorney or other service provider shall be paid by Client.

d. Client shall promptly and completely respond to all requests from Transfac for any information or records requested to assist in collection of Accounts.  If Client fails to respond to any request within fifteen (15) days, Transfac may deem the Account to no longer be an Acceptable Account.

e. Upon inquiry from an Account Debtor or upon request of Transfac, Client shall notify the Account Debtor to make payment directly to Transfac.

f. Any payments received by Client on Purchased Accounts shall be held in trust by Client for Transfac.  In the event an Account Debtor makes payment to Client on any Purchased Account, Client shall immediately notify Transfac of the payment and deliver the payment to Transfac.  If payment is made by check or similar instrument, such instrument shall be immediately delivered to Transfac in the form received without negotiation.  If any payment received by Client on any Account is deposited or negotiated by Client, or if Client fails to tender the payment to Transfac within three (3) Banking Business Days of receipt by Client, Client shall promptly pay Transfac the Payment Conversion Fee.

g. Client shall immediately notify Transfac of any dispute concerning any Purchased Account or Serviced Account and of any bankruptcy filing, lien, garnishment or other legal action concerning any Purchased Account, Serviced Account or Account Debtor.

h. Transfac may, but has no duty to, and Client hereby authorizes Transfac to, execute and file, on behalf of Client or in Transfac's name, mechanic's liens and all other notices and documents to create, perfect, preserve, foreclose and/or release any lien for work performed or materials provided to improve real property.  Except as otherwise instructed by Transfac, Client is authorized to file any such mechanic's liens and other notices and documents in Client's discretion.

14. Acceptable Account.

An Acceptable Account must meet, at least, all of the following requirements and conditions unless waived in writing by Transfac.

a. Client has sole and unconditional good title to the Account and the Account and any goods sold to create the Account are free from any other security interest, assignment, lien or other encumbrance of any type.

b. The Account is a bona fide, valid, genuine, and enforceable obligation of the Account Debtor for the amount identified on the records of Client and there have not been, and there will not be, any payments, deductions (including over, short, and damage claims), credits, discounts, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to Transfac in writing prior to making an Advance based on the Account.

c. The Account must be submitted to Transfac within seven (7) days of the date the goods are sold or the services performed giving rise to the Account are completed, except as otherwise agreed by Transfac.

d. There are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Client or Transfac.

e. The Account will be timely paid in full by the Account Debtor.

f. There have been no extensions, modifications, or other agreements relating to payment of such Account except as reported to Transfac in writing prior to making an Advance.

g. Any services performed or goods sold which give rise to the Account have been completed and delivered and have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Client's business.

h. The account is not owing by an employee, officer, or director of Client.

i. The account is not owing by a parent, subsidiary, sister company, or other company related to or an affiliate of Client.

j. The Account Debtor is located or authorized to do business within the United States or the Account has been insured under a policy of credit insurance from an insurer and upon terms acceptable to Transfac.

k. No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor; no receiver, trustee or custodian has been appointed for any part of the property of the Account Debtor; and no property of the Account Debtor has been assigned for the benefit of creditors.

l. Neither the Account, nor any invoice, credit application, bill, billing memorandum, correspondence, or any other document relating to an Account, contracts for or charges interest or any other charge in excess of the maximum non-usurious rate allowed pursuant to applicable law.

m. The Account is not past the Account Due Date, except as otherwise agreed in writing by Transfac.

n. If the total of the outstanding Purchased Accounts owing by any single Account Debtor equals fifty percent (50%) or more of the total outstanding Purchased Accounts owing by all Account Debtors, the portion of the Purchased Accounts owing by that single Account Debtor in excess of this limit may be considered ineligible.

o. If twenty five percent (25%) or more of the outstanding Accounts owing by an Account Debtor are past the Account Due Date, none of the Accounts owing by that Account Debtor shall be Acceptable Accounts.

p. The Account has not been deemed by Transfac, in its sole discretion, to be unacceptable.

15. Grant of Security Interest.

Client hereby grants Transfac a security interest in the Collateral. Client and Transfac acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Client, regardless of when Advances to Client are actually made or when the Collateral is acquired.

The Collateral shall secure all of Client's present and future debts, obligations, and liabilities of whatever nature to Transfac, including, without limitation, (a) all obligations of Client under this Agreement, and (b) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor.

Client's obligations under this Agreement may also be secured by other collateral as may be evidenced by other documentation apart from this Agreement.

16. Representations, Warranties and Covenants of Client.

Client represents, warrants and covenants that:

a. Client is a Corporation organized and existing in good standing under the laws of the State of Nevada.

b. The complete and exact name of Client is Labor Smart Inc.  The organizational number of Client assigned by its state of organization is E0308252011-7.  Except as noted in the following exceptions, during the five years preceding the date of this Agreement:  (a) Client has not been known by or used any legal, fictitious or trade name; (b) Client has not changed its name in any respect; (c) Client has not been the surviving entity of a merger or consolidation; and (d) Client has not acquired all or substantially all of the assets of any person or entity.  Exceptions:  ____________________________________.

c. Transfac shall be the sole and exclusive purchaser of Client’s Accounts.  Client will not sell, factor or otherwise finance its Accounts and shall not grant any other security interest in its Accounts or Inventory.

d. The execution, delivery and performance by Client of this Agreement have been duly authorized by all necessary action on the part of Client, and are not inconsistent with any organizational documents of Client, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Client is a party or by which it is bound, and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement and obligation of Client, enforceable in accordance with its terms.

e. All financial statements of Client, and of any guarantor of Client's obligations under this Agreement, fully and fairly present the financial condition of Client and any guarantor as of the date thereof and the results of operations for the period or periods covered thereby.  Since the date of such financial statements there has been no material adverse change in the financial condition of Client or any guarantor.  Client agrees to submit financial statements and copies of tax returns for Client to Transfac and Client shall cause any guarantor to submit financial statements and copies of tax returns for such guarantor to Transfac as may be requested by Transfac, all such financial statements to fully and fairly present the financial condition of Client or such guarantor, as the case may be, and to be in a form and from a firm acceptable to Transfac.

f. Client shall conduct its business in a lawful manner and in compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders and shall pay when due all lawfully imposed taxes upon its property, business and income.  No later than the last day of each month, Client shall certify in writing to Transfac, in a form acceptable to Transfac, that all federal, state, and other taxes and assessments owing during the prior month have been paid in full.  Such certification shall be accompanied by proof of payment in a form acceptable to Transfac.  If Client fails to provide such certification, Transfac may, at Client’s expense, conduct all necessary searches to determine verify that Client has paid all taxes and assessments owing for the prior month.

g. This Agreement, the financial statements referred to herein, and all other statements furnished by Client to Transfac in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading.  Client represents and warrants that it has not failed to disclose in writing to Transfac any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Client's business, operations, properties, prospects, profits, condition (financial or otherwise), or ability to perform this Agreement.

h. No change of control of Client or any guarantor shall occur except with prior written consent of Transfac, which prior written consent shall not be unreasonably withheld.

Change of control means (1) in the case of a corporation, any sale, assignment, or other transfer of more than fifty percent (50%) of the stock of such corporation or the persons who are the directors of such corporation as of the date of this Agreement fail to constitute a majority of the Board of Directors of such corporation, or the president or any other executive officer of such corporation resigns, is terminated, or otherwise ceases to function in such position; (2) in the case of a general or limited partnership, any sale, assignment, or other transfer of more than twenty-five percent (25%) of the general partnership interests of such partnership, any of the persons or entities who are a general partner of such partnership as of the date of this Agreement ceases to be a general partner of such partnership, the occurrence of any change of control in any general partner in such partnership, or any general manager or person holding a similar position in such partnership resigns, is terminated, or otherwise ceases to function in such position; or (3) in the case of a limited liability company, any of the persons or entities who are members of such limited liability company as of the date of this Agreement ceases to be a member of such limited liability company, any managing member or manager of such limited liability company resigns, is terminated, or otherwise ceases to function in such position, or the occurrence of any change of control in any such member, managing member or manager of such limited liability company.

i. Client shall use all funds received hereunder only for the business operations of Client in Client’s ordinary course of business; and Client shall not make any loans or advances thereof to any persons or entities affiliated in any way with Client.

j. Client shall immediately notify Transfac in the event any Purchased Account is no longer an Acceptable Account.

17. Representations, Warranties and Covenants Concerning Collateral.

Client represents, warrants, and covenants concerning the Collateral as follows:

a. All Purchased Accounts are Acceptable Accounts.

b. Client is the sole owner of the Collateral.

c. The Inventory and Accounts are not subject to, and will be kept free and clear of, any security interest, lien, assignment, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent, the security interests created by this Agreement, and assignments and security interests created and disclosed in writing to Transfac prior to execution of this Agreement.

d. Transfac is authorized to file UCC Financing Statements concerning the Collateral.  Client agrees to execute any notices of assignment and other documents reasonably requested by Transfac for perfection or enforcement of the rights and interests of Transfac, and to give good faith, diligent cooperation to Transfac, and to perform such other acts reasonably requested by Transfac for perfection and enforcement of the rights and interests of Transfac.  Transfac is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

e. The place of business of Client, or, if Client has more than one place of business, the location of its chief executive office, is located in the State of Georgia.  Except as noted in the following exceptions, during the five years preceding the date of this Agreement, this location has not been located outside the State of  Nevada.  Exceptions:  _____________________ ___________________________________.  This location will not be moved from Nevada without at least thirty (30) days prior written notice to Transfac.

f. Client shall keep the Equipment, if any, in good repair and be responsible for any loss or damage to the Equipment.  Client shall pay when due all taxes, license fees and other charges on the Equipment.  Client shall not sell, misuse, conceal, or in any way dispose of the Equipment or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage.  Risk of loss of the Equipment shall be on Client at all times unless Transfac takes possession of the Equipment.  Loss of or damage to the Equipment or any part thereof shall not release Client from any of the obligations secured by the Equipment.

g. Client agrees to insure the Equipment and Inventory, at Client's expense, against loss, damage, theft, and such other risks as Transfac may request to the full insurable value thereof with insurance companies and policies satisfactory to Transfac.  Transfac shall be named as an additional insured and loss payee under such policies. All such policies shall provide for a minimum ten days written cancellation notice to Transfac.  Upon request, policies or certificates attesting to such coverage shall be delivered to Transfac.  Insurance proceeds may be applied by Transfac toward payment of any obligation secured by this Agreement, whether or not due, in such order of application as Transfac may elect.

h. So long as no Event of Default has occurred, Client shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business.  No other disposition of the Inventory may be made without the prior written consent of Transfac.

18. Assignment of Rights Concerning Collateral.

Client hereby assigns to Transfac all of its interest in and rights to any Inventory which may be returned by Account Debtors, all rights as an unpaid vendor or lienor, all rights of stoppage in transit, repletion and reclamation relating thereto, all rights in and to all security therefor and guarantees thereof, all rights against third parties with respect thereto, and all rights under the UCC and any other law, statute, regulation or agreement.

19. Renewal of Contract Term and Termination of Purchases.

Each Contract Term shall automatically renew for an additional Contract Term unless and until terminated by Transfac or Client as provided hereunder.

Client may terminate this Agreement at the end of a Contract Term by written notice to Transfac delivered not more than ninety (90) days nor less than sixty (60) days prior to the expiration of the then Contract Term.  Transfac may terminate this Agreement at any time upon thirty (30) days written notice or immediately upon occurrence of an Event of Default.

If an Event of Default terminates this Agreement or if Client elects to terminate this Agreement at any time other than the last day of a Contract Term, Client shall pay Transfac a termination fee equal to the average monthly fees earned by Transfac from Client over the immediately prior three (3) calendar month period, for each of the remaining months and partial months in the then remaining Contract Term of this Agreement.

Upon termination, Client shall be excused from the covenants herein providing that Transfac shall be the sole and exclusive purchaser and source of financing for Client's Accounts but all other terms and provisions of this Agreement, including, without limitation, the security interests granted in favor of Transfac, shall remain in full force and effect until all amounts owing to Transfac hereunder have been finally paid in full.

Upon expiration of the final Contract Term or any other termination, at the election of Transfac, all outstanding Purchased Accounts will immediately be Chargeback Accounts and all amounts owing to Transfac by Client pursuant to this Agreement shall, without notice of such election, accelerate and become immediately due and payable in full.

20. Right to Perform for Client.

Transfac may, in its sole discretion, elect to discharge any security interest, lien or other encumbrance upon any Accounts, elect to pay any subcontractor, vendor, materialman, laborer, or other person to whom Client is obligated, whether or not any mechanic's lien or other encumbrance has been asserted, and elect to pay any insurance charges payable by Client or provide insurance as required herein if Client fails to do so.  Any such payments and all expenses incurred in connection therewith shall be immediately due and payable by Client.  Transfac shall have no obligation to discharge any such security interest, lien or other encumbrance or pay such insurance charges or provide such insurance.

21. Power of Attorney.

Client does hereby make, constitute and appoint Transfac, and its designees, as its true and lawful attorneys-in-fact, with full power of substitution, with full power to endorse the name of Client upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof.  This power of attorney is irrevocable and coupled with an interest.  Such power may be exercised at any time.  Client does hereby make, constitute, and appoint Transfac, and its designees, as Client's true and lawful attorneys in fact, with full power of substitution, such power to be exercised only upon the occurrence of an Event of Default, to:  (a) receive, open, and dispose of all mail addressed to Client; (b) cause mail relating to Accounts of Client to be delivered to a designated address of Transfac where Transfac may open all such mail and remove therefrom any payment of such Accounts; and (c) Transfac may do any and all other things necessary or proper to carry out the intent of this Agreement and to perfect and protect the rights of Transfac created under this Agreement.  This power of attorney is irrevocable and coupled with an interest.  Exercise of any of the foregoing powers shall be in the sole discretion of Transfac without any duty to do so.

22. Disclosure of Information.

Client hereby consents to Transfac disclosing to any financial institution or investor providing financing for Transfac or participating in this financing, any and all information, knowledge, reports and records, including, without limitation, financial statements, concerning Client or any guarantor.

23. No Third Party Beneficiary.

This Agreement is made for the sole and exclusive benefit of Transfac and Client and is not intended to benefit any third party.  No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

24. Release, Waiver and Indemnification.

CLIENT HEREBY RELEASES AND WAIVES ANY AND ALL CLAIMS (INCLUDING CONTRACT, TORT AND EQUITABLE CLAIMS) WHICH MAY BE ASSERTED AGAINST TRANSFAC, PRESENTLY EXISTING OR ARISING IN THE FUTURE, KNOWN OR UNKNOWN, ARISING FROM OR RELATING IN ANY MANNER TO THE PURCHASE, FINANCING, AND/OR COLLECTION OF ACCOUNTS PURSUANT TO THIS AGREEMENT, EXCLUDING ONLY BREACH OF CONTRACT BY TRANSFAC UNDER CIRCUMSTANCES THAT SUCH BREACH AMOUNTS TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

CLIENT HEREBY AGREES TO INDEMNIFY TRANSFAC FOR ALL LIABILITIES AND DAMAGES (INCLUDING CONTRACT, TORT AND EQUITABLE CLAIMS) WHICH MAY BE AWARDED AGAINST TRANSFAC, AND FOR ALL REASONABLE ATTORNEYS FEES, LEGAL EXPENSES AND OTHER EXPENSES INCURRED IN DEFENDING SUCH CLAIMS, ARISING FROM OR RELATING IN ANY MANNER TO THE PURCHASE, FINANCING, AND/OR COLLECTION OF ACCOUNTS PURSUANT TO THIS AGREEMENT (INCLUDING ALL REASONABLE ATTORNEYS FEES, LEGAL EXPENSES AND OTHER EXPENSES INCURRED IN DEFENDING ANY SUCH CLAIMS BROUGHT BY CLIENT IF CLIENT DOES NOT PREVAIL IN SUCH ACTIONS), EXCLUDING ONLY BREACH OF CONTRACT BY TRANSFAC UNDER CIRCUMSTANCES THAT SUCH BREACH AMOUNTS TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  TRANSFAC SHALL HAVE SOLE AND COMPLETE CONTROL OF THE DEFENSE OF ANY SUCH CLAIMS AND IS HEREBY GIVEN AUTHORITY TO SETTLE OR OTHERWISE COMPROMISE ANY SUCH CLAIMS AS TRANSFAC IN GOOD FAITH DETERMINES SHALL BE IN ITS BEST INTERESTS.

25. Default and Remedies.

Time is of the essence of this Agreement.  The occurrence of any of the following events shall constitute a default under this Agreement and be termed an "Event of Default":

a. Failure by Client to pay any amount to Transfac when due.

b. Client fails in the payment or performance of any obligation, covenant, agreement, or liability created by this Agreement.

c. Any representation, warranty, or financial statement made by or on behalf of Client, or any guarantor, proves to have been materially false or materially misleading when made or furnished.

d. Any default or event which, with the giving of notice or the passage of time or both, would constitute a default, occurs on any indebtedness of Client or any guarantor.

e. Client or any guarantor becomes dissolved or terminated, dies, or experiences a business failure.

f. A receiver, trustee, or custodian is appointed for any part of Client's or any guarantor's property, or any part of Client's or any guarantor's property is assigned for the benefit of creditors.

g. Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Client or any guarantor.

h. Any judgment is entered against Client or any guarantor which may materially affect Client's or any guarantor's financial condition.

i. Client or any guarantor becomes insolvent or unable to pay its debts as they mature.

j. Client fails for a period of fourteen (14) consecutive days to submit any Accounts to Transfac for purchase.

k. Client fails to respond to any communication initiated by Transfac within three (3) Banking Business Days.

l. Client initiates any suit, proceeding, or other action against Transfac in any court or before any administration in any jurisdiction.

Waiver of any Event of Default shall not constitute a waiver of any subsequent Event of Default.

Upon the occurrence of any Event of Default and at any time thereafter, at the election of Transfac and without notice of such election, Transfac may immediately terminate the right of Client to request Advances, treat all outstanding Purchased Accounts as Chargeback Accounts, and all obligations of Client to Transfac shall accelerate and become immediately due and payable in full and Transfac shall have all rights and remedies created by or arising from this Agreement and the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute:

a. Transfac shall have all the rights and remedies available under the UCC.

a. Transfac shall have the right to enter upon any premises where the Collateral or records pertaining thereto may be and take possession of the Collateral and records relating thereto.

b. Upon request of Transfac, Client shall, at the expense of Client, assemble the Collateral and records relating thereto at a place designated by Transfac and tender the Collateral and records to Transfac.

c. Without notice to Client, Transfac may obtain the appointment of a receiver of the business, property and assets of Client and Client hereby consents to the appointment of Transfac or such person as Transfac may designate as such receiver.

d. Transfac may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the reasonable costs and out-of-pocket expenses incurred by Transfac, including, without limitation, (i) reasonable attorneys fees and legal expenses, (ii) transportation and storage costs, (iii) costs of advertising sale of the Collateral, (iv) sale commissions, (v) sales tax, (vi) costs for improving or repairing the Collateral, and (vii) costs for preservation and protection of the Collateral, and apply the remainder against, or to hold as a reserve against, the obligations secured by this Agreement.

Client and any guarantors shall be liable for all deficiencies owing on any obligations secured by the Collateral after liquidation of the Collateral.

After the occurrence of an Event of Default, Transfac shall retain the exclusive right to collect outstanding Chargeback Accounts, regardless of whether the Chargeback Account has been repurchased by Client, until all obligations owing to Transfac by Client have been paid in full.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically granted or existing at law, in equity, or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac.  No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Event of Default or to be an acquiescence therein.

1. Payment of Expenses and Attorneys Fees.

Client shall pay all reasonable expenses of Transfac relating to the negotiation, documentation, and administration of this Agreement, including, without limitation, title insurance, recording fees, filing fees, fees of collection services, reasonable attorneys fees and legal expenses, returned check fees, photocopies, postage, audit and field examination fees and costs, inspection fees, wire transfer fees, and overnight delivery expenses, whether incurred in making Advances, in future amendments or modifications to this Agreement, or in ongoing administration of this financing.

Upon occurrence of an Event of Default, Client agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Transfac in enforcing or exercising any remedies under this Agreement or any other rights and remedies.

Client agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Client, any guarantor, this Agreement, the Purchased Accounts, the Serviced Accounts, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

2. Automated Clearing House Transactions.

Client agrees hereby agrees and authorizes Transfac to establish an automated clearing house debit arrangement whereby Transfac can credit Client’s account with any amounts owed or provided to Client by Transfac hereunder or debit Client’s account any amounts owing to Transfac hereunder

3. Bankruptcy Considerations.

Client covenants that it will notify Transfac of any voluntary or involuntary bankruptcy petition under the United States Bankruptcy Code filed by or against Client or any guarantor, or any assignment for the benefit of creditors by Client or any guarantor, within twenty-four (24) hours of any such filing or assignment.  Failure to notify Transfac of any such bankruptcy filing or assignment within twenty-four (24) hours shall constitute an Event of Default.

Client acknowledges that this Agreement is a contract to extend debt financing or financial accommodations to or for the benefit of Client within the meaning of 11 U.S.C. §365(c)(2) and, as such, may not be assumed or assigned.  Transfac shall be under no obligation to provide any financing under this Agreement from and after the filing of any voluntary or involuntary petition against Client.

4. Limitation of Consequential Damages.

Transfac and its managers, shareholders, employees, representatives, agents, and attorneys, shall not be liable to Client or any guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration of this Agreement or collection of the Accounts.

5. Force Majeure.

In the event Transfac is unable to carryout its obligations under this Agreement due to reasons beyond its reasonable control, it is agreed that the obligations of  Transfac hereunder shall be suspended during the continuance of such inability, Transfac shall not be liable for damages, and Client shall not be entitled to any refund of amounts paid, provided that such cause shall be remedied as far as reasonably possible with all reasonable dispatch.

6. Revival Clause.

If the incurring of any debt by Client or the payment of any money or transfer of property to Transfac by or on behalf of Client or any guarantor (including collection of any Account) should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Transfac is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of counsel for Transfac is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Transfac related thereto, the liability of Client and any guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

7. Joint and Several Liability.

Client and any guarantors shall each be jointly and severally liable for all obligations and liabilities arising under this Agreement and the other agreements, documents, obligations, and transactions contemplated by this Agreement.

8. Severability of Invalid Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Notices.

All notices which are expressly required to be in writing may be mailed, postage prepaid, addressed to the address stated at the beginning of this Agreement, or to such other address which is provided in accordance with this Section.  Any notice so mailed shall be deemed given three (3) days after mailing.  Any notice otherwise delivered shall be deemed given when received by the addressee.  Any notice which is not expressly required to be given in writing may be given orally.

10. Jury Waiver, Exclusive Jurisdiction of Utah Courts.

CLIENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

Client acknowledges that by execution and delivery of this Agreement, Client has transacted business in the State of Utah and Client hereby voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Agreement.

EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS AGREEMENT.  NO LAWSUIT, PROCEEDING, ALTERNATIVE DISPUTE RESOLUTION, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS AGREEMENT MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM, EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

11. Assignability.

This Agreement is not assignable or transferable by Client and any such purported assignment or transfer is void.  This Agreement shall be binding upon the successors of Client.  Client acknowledges and agrees that Transfac may assign all or any portion of this Agreement, including, without limitation, assignment of the rights, benefits and remedies of Transfac hereunder without any assignment of the duties, obligations or liabilities of Transfac hereunder, and may sell participations in this financing.

12. Counterpart Execution and Electronic Delivery.

This Agreement may be executed in several counterparts, without the requirement that each party sign each counterpart.  Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same agreement.  Delivery of an executed copy of this Agreement by facsimile transmission (fax) or email shall constitute valid and binding delivery of the same as if an original had been delivered.  Any party delivering an executed copy of this Agreement by facsimile transmission (fax) or email shall also promptly deliver an executed original, provided, however, that failure to deliver an executed original shall not affect the delivery by facsimile transmission (fax) or email as a valid binding delivery.

13. Integrated Agreement, Amendment, Governing Law.

This Agreement replaces and supersedes any prior agreement between Client and Transfac.  This Agreement and the documents identified or contemplated herein constitute the entire agreement between Transfac and Client as to the subject matter hereof and may not be altered or amended except by written agreement signed by Transfac and Client.  No provision hereof may be waived by Transfac except upon written waiver executed by Transfac.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah and this Agreement shall be deemed to have been executed by the parties in the State of Utah.

This Agreement shall not be deemed to have been entered into until accepted by Transfac at its chief executive office in Salt Lake City, Utah and shall be performed by Transfac and the financing administered by Transfac in Salt Lake City, Utah.

Dated:  _________, 2013.

Transfac Capital, Inc.

By:

S. Whitfield Lee

Labor Smart Inc., a Nevada Corporation.

By:

Name:_______________________________

Title:

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